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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 12, 2003

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                               EDISON SCHOOLS INC.

             (Exact name of registrant as specified in its charter)

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
           DELAWARE                        000-27817                  13-3915075
 (State or other Jurisdiction      (Commission File Number)          (IRS Employer
       of Incorporation)                                        Identification Number)

 521 FIFTH AVENUE, 11TH FLOOR                                            10175
      NEW YORK, NEW YORK                                               (Zip Code)
(Address of principal executive
           offices)
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       Registrant's telephone number, including area code: (212) 419-1060

                                 NOT APPLICABLE

          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS.

      On November 12, 2003, Edison Schools Inc. held a special meeting of its stockholders to vote on the proposed merger of Shakespeare Acquisition Corporation., a wholly owned subsidiary of Shakespeare Acquisition LLC, into Edison Schools Inc. pursuant to the Agreement and Plan of Merger, dated July 13, 2003, by and among Edison Schools Inc., Shakespeare Acquisition LLC and Shakespeare Acquisition Corporation. A copy of the press release, dated November 12, 2003, announcing the results of the vote on the merger proposal is attached as exhibit 99.1 to this Report and is incorporated herein by reference.

ITEM 7(C). EXHIBITS.

      See Exhibit Index.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  EDISON SCHOOLS INC.


                                            /s/ Laura K. Eshbaugh
                                   ---------------------------------------------
Date:  November 12, 2003                 Name:     Laura K. Eshbaugh
                                         Title:    Executive Vice President
                                                   and Secretary
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                                  EXHIBIT INDEX

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Exhibit
Number                                          Document Description
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
  99.1 Press release, dated November 12, 2003, issued by Edison Schools Inc. announcing that its stockholders approved the previously announced merger agreement with Shakespeare Acquisition LLC and Shakespeare Acquisition Corporation.
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